UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2015

Commission File Number	Exact name of registrant as specified in its charter, principal office and address and telephone number	State of incorporation or organization	I.R.S. Employer Identification No.
001-36867	Actavis plc 1 Grand Canal Square, Docklands Dublin 2, Ireland (862) 261-7000	Ireland	98-1114402

333-199019	Warner Chilcott Limited Canon’s Court 22 Victoria Street Hamilton HM 12 Bermuda (441) 295-2244	Bermuda	98-0496358

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement.

On March 12, 2015, Actavis Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg (“Actavis SCS”) and an indirect wholly-owned subsidiary of Actavis plc (the “Company”), closed its previously announced public offering of (i) $500,000,000 aggregate principal amount of Floating Rate Notes due 2016, (ii) $500,000,000 aggregate principal amount of Floating Rate Notes due 2018, (iii) $500,000,000 aggregate principal amount of Floating Rate Notes due 2020, (iv) $1,000,000,000 aggregate principal amount of 1.850% Notes due 2017 (the “1.850% Notes”), (v) $3,000,000,000 aggregate principal amount of 2.350% Notes due 2018 (the “2.350% Notes”), (vi) $3,500,000,000 aggregate principal amount of 3.000% Notes due 2020 (the “3.000% Notes”), (vii) $3,000,000,000 aggregate principal amount of 3.450% Notes due 2022 (the 3.450% Notes), (viii) $4,000,000,000 aggregate principal amount of 3.800% Notes due 2025 (the “3.800% Notes”), (ix) $2,500,000,000 aggregate principal amount of 4.550% Notes due 2035 (the “4.550% Notes”), and (x) $2,500,000,000 aggregate principal amount of 4.750% Notes due 2045 (the “4.750% Notes”) (collectively, the “Securities”). The Securities were issued pursuant to an indenture dated as of March 12, 2015 (the “Base Indenture”), among (i) Actavis SCS, (ii) Warner Chilcott Limited, a Bermuda exempted company, Actavis Capital S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of Luxembourg, and Actavis, Inc., a Nevada corporation, all indirect wholly-owned subsidiaries of Actavis plc (collectively, the “Guarantors”), as guarantors, and (iii) Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the first supplemental indenture dated as of March 12, 2015 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantors and the Trustee.

The Securities and the guarantees are unsecured and unsubordinated obligations of Actavis SCS and the Guarantors, which rank equally in right of payment with all existing and future unsecured and unsubordinated indebtedness of Actavis SCS and the Guarantors and senior in right of payment to all existing and future subordinated indebtedness of Actavis SCS and the Guarantors. The Securities will be structurally subordinated to all existing and future indebtedness and other liabilities and commitments of subsidiaries of Actavis SCS and of the Guarantors that do not guarantee the Securities. Certain terms of the Securities are as follows:

Description	Amount	Maturity	Price to Public
Floating Rate Notes*	$500,000,000	Due 2016	100.00%

1.850% Notes	$1,000,000,000	Due 2017	99.954%

2.350% Notes	$3,000,000,000	Due 2018	99.951%

Floating Rate Notes**	$500,000,000	Due 2018	100.00%

3.000% Notes	$3,500,000,000	Due 2020	99.995%

Floating Rate Notes***	$500,000,000	Due 2020	100.00%

3.450% Notes	$3,000,000,000	Due 2022	99.858%

3.800% Notes	$4,000,000,000	Due 2025	99.645%

4.550% Notes	$2,500,000,000	Due 2035	99.570%

4.750% Notes	$2,500,000,000	Due 2045	99.477%

*	The Floating Rate Notes due 2016 bear interest at a floating rate equal to three-month LIBOR plus 0.875%.
**	The Floating Rate Notes due 2018 bear interest at a floating rate equal to three-month LIBOR plus 1.080%.
***	The Floating Rate Notes due 2020 bear interest at a floating rate equal to three-month LIBOR plus 1.255%.

The Indenture does not contain any financial covenants or provisions limiting Actavis SCS or the Guarantors from incurring additional indebtedness. The Indenture limits the ability of Warner Chilcott Limited and certain of its subsidiaries to incur liens, enter into sale and leaseback transactions and engage in certain business activities, in each case subject to certain qualifications set forth in the Indenture.

In the event of a Change of Control Triggering Event (as defined in the Indenture), each holder of the Securities will have the right to require Actavis SCS to purchase all or a portion of such holder’s Securities at a purchase price equal to 101% of the aggregate principal amount of such Securities, plus accrued and unpaid interest to but excluding the date of such purchase.

The Securities will mature on the dates set forth in the Indenture. However, Actavis SCS, at its option, may redeem any or all of the series of fixed rate notes, in each case, in whole or in part, at any time or from time to time, at the applicable redemption prices described in the Indenture.

The above description of the Indenture does not purport to be a complete statement of the parties’ rights and obligations under the Indenture and is qualified in its entirety by reference to the terms of the Base Indenture and the Supplemental Indenture attached hereto as Exhibits 4.1 and 4.2, respectively.

Item 7.01. Other Events.

On March 12, 2015, the Company issued a press release announcing the closing of the offering of the Securities by Actavis SCS.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or as otherwise subject to liability of that section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description of Exhibit

Exhibit 4.1	Indenture dated March 12, 2015, among Actavis Funding SCS and Warner Chilcott Limited, Actavis Capital S.à r.l., and Actavis, Inc., as guarantors, and Wells Fargo Bank, National Association, as trustee.

Exhibit 4.2	First Supplemental Indenture dated March 12, 2015, among Actavis Funding SCS, Warner Chilcott Limited, Actavis Capital S.à r.l., and Actavis, Inc., as guarantors, and Wells Fargo Bank, National Association, as trustee.

Exhibit 5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

Exhibit 5.2	Opinion of Loyens & Loeff Luxembourg S.à r.l.

Exhibit 5.3	Opinion of Conyers Dill & Pearman Limited.

Exhibit 5.4	Opinion of Greenberg Traurig LLP.

Exhibit 23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (contained in Exhibit 5.1 above).

Exhibit 23.2	Consent of Loyens & Loeff Luxembourg S.à r.l (contained in Exhibit 5.2 above).

Exhibit 23.3	Consent of Conyers Dill & Pearman Limited (contained in Exhibit 5.3 above).

Exhibit 23.4	Consent of Greenberg Traurig LLP (contained in Exhibit 5.4 above).

Exhibit 99.1	Press Release dated March 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2015	Actavis plc

	By:	/s/ A. Robert D. Bailey
	Name:	A. Robert D. Bailey
	Title:	Chief Legal Officer and Corporate Secretary

Warner Chilcott Limited

	By:	/s/ A. Robert D. Bailey
	Name:	A. Robert D. Bailey
	Title:	Secretary

Exhibit Index

Exhibit	Description of Exhibit

Exhibit 4.1*	Indenture dated March 12, 2015, among Actavis Funding SCS and Warner Chilcott Limited, Actavis Capital S.à r.l., and Actavis, Inc., as guarantors, and Wells Fargo Bank, National Association, as trustee.

Exhibit 4.2*	First Supplemental Indenture dated March 12, 2015, among Actavis Funding SCS, Warner Chilcott Limited, Actavis Capital S.à r.l., and Actavis, Inc., as guarantors, and Wells Fargo Bank, National Association, as trustee.

Exhibit 5.1*	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

Exhibit 5.2*	Opinion of Loyens & Loeff Luxembourg S.à r.l.

Exhibit 5.3*	Opinion of Conyers Dill & Pearman Limited.

Exhibit 5.4*	Opinion of Greenberg Traurig LLP.

Exhibit 23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (contained in Exhibit 5.1 above).

Exhibit 23.2	Consent of Loyens & Loeff Luxembourg S.à r.l (contained in Exhibit 5.2 above).

Exhibit 23.3	Consent of Conyers Dill & Pearman Limited (contained in Exhibit 5.3 above).

Exhibit 23.4	Consent of Greenberg Traurig LLP (contained in Exhibit 5.4 above).

Exhibit 99.1*	Press Release dated March 12, 2015.

*	Exhibits filed herewith